SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Enhanced Global Bond Fund

All references and disclosure in the Fund’s currently effective Statement of Additional Information to the Fund’s status as a non-diversified fund are hereby deleted. The following replaces related disclosure in the “INVESTMENT RESTRICTIONS” section of the Fund’s Statement of Additional Information Part I:

The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. The fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.

Please Retain This Supplement for Future Reference

July 24, 2014
SAISTKR-169